Q4 2016 SUPPLEMENTAL INFORMATION

1

Cousins Properties Incorporated	Q4 2016 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the three months ended September 30, 2016. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing arrangements; future acquisitions and future dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; statements about the benefits of the transactions involving the Company and Parkway Properties Inc. ("Parkway"), including future financial and operating results, plans, objectives, expectations, and intentions; all statements that address operating performance, events, or developments that management expects or anticipates will occur in the future — including statements relating to creating value for stockholders; benefits of the transactions to tenants, employees, stockholders, and other constituents of the combined company; integrating our companies; and cost savings.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital and financing; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; the ability to successfully integrate our operations and employees in connection with the transactions with Parkway; the ability to realize anticipated benefits and synergies of the transactions with Parkway; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company; the potential impact of the transactions with Parkway on relationships, including with tenants, employees, customers, and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company, Parkway, or Parkway, Inc.; significant costs related to uninsured losses, condemnation, or environmental issues; the amount of the costs, fees, expenses and charges related to the transactions with Parkway; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by the Company, Parkway, and Parkway, Inc.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	3	Q4 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016
Property Statistics
Consolidated Operating Properties	12	13	13	12	12	12	11	11	11	25	25
Consolidated Rentable Square Feet (in thousands)	13,034	13,407	13,407	12,563	12,122	12,122	11,993	11,993	11,993	13,024	13,024
Unconsolidated Operating Properties	5	5	5	6	6	6	6	6	6	8	8
Unconsolidated Rentable Square Feet (in thousands)	3,129	3,129	3,129	3,431	3,434	3,434	3,435	3,435	3,435	3,999	3,999
Total Operating Properties	17	18	18	18	18	18	17	17	17	33	33
Total Rentable Square Feet (in thousands)	16,163	16,536	16,536	15,994	15,556	15,556	15,428	15,428	15,428	17,023	17,023

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	1,874	441	521	770	1,240	2,972	220	402	971	761	2,354
Net Rent (per square foot)	$22.88	$18.93	$23.23	$23.42	$15.13	$18.30	$23.55	$22.73	$23.51	$26.32	$24.52
Total Leasing Costs (per square foot)	(5.71)	(4.62)	(6.27)	(5.83)	(1.66)	(3.64)	(6.31)	(7.08)	(6.18)	(6.08)	(6.35)
Net Effective Rent (per square foot)	$17.17	$14.31	$16.96	$17.59	$13.47	$14.66	$17.24	$15.65	$17.33	$20.24	$18.17
Change in Second Generation Net Rent	38.0%	33.6%	43.8%	28.1%	38.5%	36.7%	18.9%	17.2%	27.9%	18.7%	20.0%
Change in Cash-Basis Second Generation Net Rent	19.7%	8.0%	32.8%	14.1%	23.8%	19.8%	1.8%	4.3%	9.1%	14.7%	10.3%

Same Property Information (2)
Percent Leased (period end)	91.2%	91.7%	91.7%	91.8%	91.6%	91.6%	90.3%	90.7%	91.2%	91.8%	91.8%
Weighted Average Occupancy	89.7%	91.5%	90.4%	90.6%	90.7%	90.7%	89.4%	89.2%	89.5%	89.4%	89.4%
Change in Net Operating Income (over prior year period)	3.6%	5.2%	1.6%	1.1%	6.2%	3.3%	4.3%	1.4%	3.6%	4.4%	6.1%
Change in Cash-Basis Net Operating Income (over prior year period)	12.3%	15.9%	5.2%	1.2%	8.2%	7.3%	8.6%	3.9%	4.3%	7.1%	8.4%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$226,575	$100,475	$161,975	$306,500	$261,500	$261,500	$326,300	$340,200	$506,200	$512,200	$512,200
Estimated Project Costs (3) / Total Undepreciated Assets	7.0%	3.0%	4.7%	8.6%	7.6%	7.6%	9.5%	9.6%	13.7%	10.5%	10.5%

Market Capitalization (4)
Common Stock Price (period end)	$11.42	$10.60	$10.38	$9.22	$9.43	$9.43	$10.38	$10.40	$10.44	$8.51	$8.51
Common Shares/Units Outstanding (period end in thousands)	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,170	401,596	401,596
Equity Market Capitalization (in thousands)	$2,472,578	$2,294,582	$2,249,201	$1,979,267	$1,994,568	$1,994,568	$2,180,911	$2,185,778	$2,194,175	$3,417,582	$3,417,582
Debt (in thousands)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270
Total Market Capitalization (in thousands)	$3,480,080	$3,361,958	$3,324,214	$2,986,031	$2,941,585	$2,941,585	$3,173,152	$3,185,777	$3,306,497	$5,049,852	$5,049,852

Credit Ratios (4)
Debt/Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	33.6%	32.3%	32.3%
Debt/Total Undepreciated Assets	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	30.1%	33.5%	33.5%
Fixed Charges Coverage	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46	5.04	4.63
Debt/Annualized EBITDA	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.76	5.33	5.33
Net Debt/Annualized EBITDA	4.05	4.75	4.85	4.00	3.99	3.99	4.63	4.51	4.34	5.22	5.22

Cousins Properties Incorporated	4	Q4 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016
Dividend Information (4)
Common Dividend per Share	$0.30	$0.08	$0.08	$0.08	$0.08	$0.32	$0.08	$0.08	$0.08	$0.06	$0.30
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%
FAD Payout Ratio	60.9%	67.9%	71.5%	54.8%	58.5%	62.5%	56.7%	62.8%	59.0%	61.7%	60.1%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.58%	0.40%	0.67%	0.33%	0.52%	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%

Additional Information (4)
Straight Line Rental Revenue	$22,093	$6,285	$5,786	$4,623	$3,315	$20,009	$3,595	$3,434	$3,449	$8,489	$18,967
Above and Below Market Rents Amortization	$8,047	$2,030	$1,973	$2,030	$1,948	$7,981	$1,834	$1,854	$1,907	$1,502	$7,097
Second Generation Capital Expenditures	$35,054	$12,139	$13,259	$14,208	$14,608	$54,214	$7,904	$13,166	$13,968	$11,838	$46,876

(1) See Office Leasing Activity on page 16 for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 15 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 29 for additional information.
(3) Cousins' share of development expenditures.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations.

Cousins Properties Incorporated	5	Q4 2016 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	6	Q4 2016 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Net Operating Income
Office	$206,551	$56,734	$59,269	$59,308	$59,899	$235,210	$57,894	$57,275	$59,873	$77,837	$252,879
Other	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	1,748	2,302	7,402
Total Net Operating Income	215,673	58,053	60,774	60,795	61,610	241,232	59,513	59,008	61,621	80,139	260,281
Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—	3,770	3,770
Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	1,945	2,379	8,347
Other Income	5,401	407	238	866	940	2,451	1,121	280	287	3,837	5,525

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(795)	(796)	(3,259)
General and Administrative Expenses	(19,787)	(3,493)	(5,936)	(2,976)	(4,513)	(16,918)	(8,242)	(4,691)	(4,368)	(8,290)	(25,591)
Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)
Other Expenses	(5,009)	(578)	(431)	(302)	(630)	(1,941)	(466)	(2,640)	(2,175)	(40,704)	(45,985)
Income Tax Benefit (Provision)	20	—	—	—	—	—	—	—	—	—	—
Depreciation and Amortization of Non-Real Estate Assets	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(328)	(325)	(1,365)
Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—	—	—
FFO	$165,204	$45,935	$45,238	$52,467	$49,109	$192,749	$43,457	$43,288	$46,439	$27,444	$160,628
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,326	391,413	256,023
FFO per Share	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.22	0.07	0.63

Cousins Properties Incorporated	7	Q4 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Net Operating Income
Office
Consolidated Properties
Northpark Town Center (1)	5,794	5,825	5,651	5,127	5,797	22,400	5,607	5,097	5,599	5,841	22,144
Fifth Third Center	5,631	3,641	3,709	3,770	3,836	14,956	4,238	4,349	4,451	4,463	17,501
Promenade	11,435	3,542	3,581	3,623	3,239	13,985	3,740	3,419	3,839	3,557	14,555
The American Cancer Society Center	12,373	3,114	3,206	3,039	3,073	12,432	3,310	3,151	3,198	3,231	12,890
Colorado Tower	—	328	1,797	2,156	2,487	6,768	2,724	3,064	3,221	3,399	12,408
816 Congress Avenue	6,992	1,858	2,117	2,268	2,283	8,526	2,468	2,555	2,514	2,363	9,900
Hearst Tower	—	—	—	—	—	—	—	—	—	5,957	5,957
Corporate Center (1)	—	—	—	—	—	—	—	—	—	5,005	5,005
Hayden Ferry (1)	—	—	—	—	—	—	—	—	—	3,881	3,881
Meridian Mark Plaza	3,728	918	954	946	959	3,777	908	857	954	955	3,674
3344 Peachtree	—	—	—	—	—	—	—	—	—	3,505	3,505
San Jacinto Center	—	—	—	—	—	—	—	—	—	3,456	3,456
One Eleven Congress	—	—	—	—	—	—	—	—	—	3,256	3,256
One Buckhead Plaza	—	—	—	—	—	—	—	—	—	2,817	2,817
NASCAR Plaza	—	—	—	—	—	—	—	—	—	2,507	2,507
3350 Peachtree	—	—	—	—	—	—	—	—	—	2,006	2,006
Tempe Gateway	—	—	—	—	—	—	—	—	—	1,966	1,966
3348 Peachtree	—	—	—	—	—	—	—	—	—	1,541	1,541
Bank of America Center	—	—	—	—	—	—	—	—	—	1,451	1,451
Two Buckhead Plaza	—	—	—	—	—	—	—	—	—	1,369	1,369
The Pointe	—	—	—	—	—	—	—	—	—	1,227	1,227
Citrus Center	—	—	—	—	—	—	—	—	—	1,019	1,019
Harborview Plaza	—	—	—	—	—	—	—	—	—	898	898
Research Park V	—	—	—	—	—	—	—	144	288	412	844
One Orlando Centre	—	—	—	—	—	—	—	—	—	795	795
Other (2)	39,807	7,798	8,333	7,717	6,816	30,664	4,531	4,300	4,388	3,097	16,316
Subtotal - Office Consolidated	85,760	27,024	29,348	28,646	28,490	113,508	27,526	26,936	28,452	69,974	152,888

Unconsolidated Properties (3)
Terminus 100	7,555	1,922	1,754	1,780	1,812	7,268	1,872	1,978	1,899	1,837	7,586
Terminus 200	5,504	1,436	1,442	1,575	1,616	6,069	1,658	1,770	1,678	1,648	6,754
Emory University Hospital Midtown Medical Office Tower	3,960	987	996	992	999	3,974	987	1,000	975	1,008	3,970
Gateway Village (4)	1,208	302	302	302	302	1,208	536	451	460	1,003	2,450
Courvoisier Centre	—	—	—	—	—	—	—	—	—	410	410
111 West Rio (US Airways Bldg)	—	—	—	—	—	—	—	—	—	220	220
Other (2)	(51)	(5)	(5)	(5)	(3)	(18)	(3)	14	1	(2)	10
Subtotal - Office Unconsolidated	18,176	4,642	4,489	4,644	4,726	18,501	5,050	5,213	5,013	6,124	21,400

Discontinued Operations (5)	102,615	25,068	25,432	26,018	26,683	103,201	25,318	25,126	26,408	1,739	78,591

Total Office Net Operating Income	206,551	56,734	59,269	59,308	59,899	235,210	57,894	57,275	59,873	77,837	252,879

Other
Consolidated Properties
Other (2)	1,383	(24)	10	—	205	191	23	(8)	1	—	16

Cousins Properties Incorporated	8	Q4 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Unconsolidated Properties (3)
Emory Point Apartments (Phase I)	4,647	1,071	1,244	1,213	1,171	4,699	1,185	1,250	1,014	1,092	4,541
Emory Point Retail (Phase I)	1,080	281	255	222	136	894	248	218	247	277	990
Emory Point Retail (Phase II)	—	—	—	56	24	80	72	75	84	171	402
Emory Point Apartments (Phase II)	—	—	—	1	180	181	96	204	408	768	1,476
Other (2)	1,993	(6)	(4)	(5)	(5)	(20)	(5)	(6)	(6)	(6)	(23)
Subtotal - Other Unconsolidated	7,720	1,346	1,495	1,487	1,506	5,834	1,596	1,741	1,747	2,302	7,386

Discontinued Operations (5)	19	(3)	—	—	—	(3)	—	—	—	—	—

Total Other Net Operating Income	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	1,748	2,302	7,402

Total Net Operating Income	215,673	58,053	60,774	60,795	61,610	241,232	59,513	59,008	61,621	80,139	260,281

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,703	810	(566)	978	403	1,625	—	—	—	3,580	3,580
Land Sales Less Cost of Sales - Unconsolidated (3)	2,207	—	242	2,038	—	2,280	—	—	—	190	190
Total Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—	3,770	3,770

Fee Income
Development Fees	7,265	308	461	531	478	1,778	608	486	549	634	2,277
Management Fees (6)	5,082	1,503	1,184	1,128	1,373	5,188	1,325	1,263	1,253	1,317	5,158
Leasing & Other Fees	173	5	59	27	240	331	266	75	143	428	912
Total Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	1,945	2,379	8,347

Other Income
Termination Fees	569	120	28	308	361	817	—	—	—	3,122	3,122
Termination Fees - Discontinued Operations (5)	4,006	73	—	191	186	450	186	102	—	—	288
Interest and Other Income	233	49	20	231	160	460	390	27	153	358	928
Interest and Other Income - Discontinued Operations (5)	32	6	2	12	(43)	(23)	(1)	—	—	—	(1)
Other - Unconsolidated (3)	561	159	188	124	276	747	546	151	134	357	1,188
Total Other Income	5,401	407	238	866	940	2,451	1,121	280	287	3,837	5,525

Total Fee and Other Income	17,921	2,223	1,942	2,552	3,031	9,748	3,320	2,104	2,232	6,216	13,872

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(795)	(796)	(3,259)

General and Administrative Expenses	(19,787)	(3,493)	(5,936)	(2,976)	(4,513)	(16,918)	(8,242)	(4,691)	(4,368)	(8,290)	(25,591)

Cousins Properties Incorporated	9	Q4 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,710)	(2,131)	(2,147)	(2,164)	(2,157)	(8,599)	(2,126)	(2,119)	(2,134)	(2,127)	(8,506)
Promenade	(4,850)	(1,194)	(1,187)	(1,180)	(1,173)	(4,734)	(1,165)	(1,157)	(1,150)	(1,142)	(4,614)
Unsecured Credit Facility	(3,354)	(966)	(1,072)	(1,089)	(962)	(4,089)	(832)	(1,053)	(870)	(1,159)	(3,914)
816 Congress Avenue	(709)	(817)	(818)	(817)	(817)	(3,269)	(817)	(817)	(817)	(817)	(3,268)
Fifth Third Center	—	—	—	—	—	—	—	—	(427)	(1,275)	(1,702)
Meridian Mark Plaza	(1,562)	(387)	(385)	(384)	(382)	(1,538)	(381)	(379)	(377)	(375)	(1,512)
Colorado Tower	—	—	—	—	—	—	—	—	(353)	(1,059)	(1,412)
111 Congress	—	—	—	—	—	—	—	—	—	(800)	(800)
San Jacinto Center	—	—	—	—	—	—	—	—	—	(632)	(632)
3344 Peachtree	—	—	—	—	—	—	—	—	—	(460)	(460)
Two Buckhead Plaza	—	—	—	—	—	—	—	—	—	(324)	(324)
The Pointe	—	—	—	—	—	—	—	—	—	(171)	(171)
Term Loan	—	—	—	—	—	—	—	—	—	(386)	(386)
Other (2)	(4,550)	(1,074)	(1,072)	(1,070)	(869)	(4,085)	(861)	(860)	(856)	(1,070)	(3,647)
Capitalized	2,752	902	813	1,023	839	3,577	742	1,016	1,230	1,709	4,697
Subtotal - Consolidated	(20,983)	(5,667)	(5,868)	(5,681)	(5,521)	(22,737)	(5,440)	(5,369)	(5,754)	(10,088)	(26,651)

Unconsolidated Debt (3)
Terminus 100	(3,494)	(865)	(861)	(857)	(853)	(3,436)	(848)	(844)	(840)	(836)	(3,368)
Terminus 200	(1,560)	(390)	(390)	(390)	(390)	(1,560)	(390)	(389)	(387)	(385)	(1,551)
Emory University Hospital Midtown Medical Office Tower	(1,336)	(334)	(334)	(333)	(332)	(1,333)	(330)	(329)	(327)	(325)	(1,311)
Emory Point	(974)	(232)	(242)	(265)	(387)	(1,126)	(439)	(464)	(484)	(542)	(1,929)
Courvoisier Centre	—	—	—	—	—	—	—	—	—	(239)	(239)
Other (2)	—	—	—	—	—	—	—	—	—	(25)	(25)
Subtotal - Unconsolidated	(7,364)	(1,821)	(1,827)	(1,845)	(1,962)	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)

Discontinued Operations (5)	(8,127)	(2,010)	(2,001)	(1,992)	(1,983)	(7,986)	(1,974)	(1,965)	(1,956)	(126)	(6,021)

Total Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)

Other Expenses
Parkway Transaction Costs	—	—	—	—	—	—	(19)	(2,424)	(1,446)	(20,633)	(24,522)
Parkway Transaction Costs - Discontinued Operations (5)	—	—	—	—	—	—	—	—	(494)	(5,855)	(6,349)
Loss on Extinguishment of Debt	—	—	—	—	—	—	—	—	—	(5,180)	(5,180)
Impairment Losses (7)	—	—	—	—	—	—	—	—	—	(4,526)	(4,526)
Partners' share of FFO in consolidated joint ventures (Fund II in 2016)	(424)	—	—	—	(111)	(111)	—	—	—	(3,775)	(3,775)
Predevelopment & Other	(2,047)	(106)	(187)	(147)	(82)	(522)	(108)	(118)	(140)	(577)	(943)
Property Taxes and Other Holding Costs	(1,223)	(287)	(242)	(141)	(158)	(828)	(89)	(98)	(95)	(158)	(440)
Severance	(185)	(102)	—	5	(84)	(181)	(250)	—	—	—	(250)
Acquisition Costs	(1,130)	(83)	(2)	(19)	(195)	(299)	—	—	—	—	—
Total Other Expenses	(5,009)	(578)	(431)	(302)	(630)	(1,941)	(466)	(2,640)	(2,175)	(40,704)	(45,985)

Income Tax Provision (Benefit)	20	—	—	—	—	—	—	—	—	—	—

Cousins Properties Incorporated	10	Q4 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(867)	(423)	(374)	(414)	(410)	(1,621)	(377)	(335)	(328)	(325)	(1,365)
Unconsolidated (3)	(46)	(48)	—	—	—	(48)	—	—	—	—	—
Total Depreciation and Amortization of Non-Real Estate Assets	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(328)	(325)	(1,365)

Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—	—	—

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	27,444	160,628
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,326	391,413	256,023
FFO per Share	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.22	0.07	0.63

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) Contains multiple buildings.
(2) Represents properties sold and loans repaid prior to December 31, 2016 that are not considered discontinued operations.
(3) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(4) Through December 1, 2016, the Company received an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria were met, received additional returns. The Company recognized these amounts as NOI from this venture. After December 1, 2016, net income and cash flows were allocated 50% to each joint venture member.

(5) Primarily represents Greenway Plaza and Post Oak Central.
(6) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.
(7) Represents an impairment charge on Callaway Gardens land as a result of the Company withdrawing from the joint venture.

Cousins Properties Incorporated	11	Q4 2016 Supplemental Information

PORTFOLIO STATISTICS

Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q16	End of Period Leased 3Q16	Weighted Average Occupancy 4Q16	Weighted Average Occupancy 3Q16	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
OFFICE PROPERTIES
Northpark Town Center (3)	Atlanta	1,528,000	Consolidated	100%	85.2%	87.8%	85.1%	84.7%	7.8%	$—
Promenade	Atlanta	777,000	Consolidated	100%	94.5%	94.6%	91.6%	90.0%	4.7%	104,997
3344 Peachtree	Atlanta	484,000	Consolidated	100%	96.1%	99.0%	93.4%	96.3%	4.7%	80,258
The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	85.9%	87.3%	83.2%	83.4%	4.3%	127,451
One Buckhead Plaza	Atlanta	461,000	Consolidated	100%	94.2%	96.0%	94.0%	94.8%	3.7%	—
3350 Peachtree	Atlanta	413,000	Consolidated	100%	92.9%	93.2%	92.9%	93.2%	2.7%	—
Terminus 100	Atlanta	660,000	Unconsolidated	50%	90.6%	90.6%	90.0%	89.6%	2.4%	63,256
Terminus 200	Atlanta	566,000	Unconsolidated	50%	96.4%	91.9%	91.3%	91.3%	2.2%	40,408
3348 Peachtree	Atlanta	258,000	Consolidated	100%	91.2%	93.7%	92.8%	93.7%	2.0%	—
Two Buckhead Plaza	Atlanta	210,000	Consolidated	100%	83.1%	91.0%	81.1%	86.8%	1.8%	53,515
Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	100.0%	100.0%	100.0%	99.4%	1.3%	24,426
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	96.2%	96.2%	97.0%	96.3%	1.3%	36,258
ATLANTA		6,871,000							38.9%	530,569

Hearst Tower	Charlotte	966,000	Consolidated	100%	98.7%	98.3%	97.1%	97.1%	7.9%	—
Fifth Third Center	Charlotte	698,000	Consolidated	100%	96.7%	96.7%	95.9%	91.1%	5.9%	148,866
NASCAR Plaza	Charlotte	394,000	Consolidated	100%	98.2%	98.2%	95.3%	98.2%	3.3%	—
Gateway Village	Charlotte	1,061,000	Unconsolidated	50%	99.3%	100.0%	94.9%	100.0%	1.3%	—
CHARLOTTE		3,119,000							18.4%	148,866

San Jacinto Center	Austin	406,000	Consolidated	100%	99.8%	100.0%	99.4%	99.5%	4.6%	102,562
Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	100.0%	100.0%	99.2%	4.5%	119,069
One Eleven Congress	Austin	519,000	Consolidated	100%	90.6%	94.4%	81.7%	84%	4.3%	130,002
816 Congress	Austin	435,000	Consolidated	100%	93.2%	94.6%	91.1%	91.3%	3.1%	84,231
Research Park V	Austin	173,000	Consolidated	100%	97.1%	97.1%	41.3%	33.5%	0.6%	—
AUSTIN		1,906,000							17.1%	435,864

Corporate Center (3)	Tampa	1,224,000	Consolidated	100%	84.4%	84.7%	81.8%	81.4%	6.7%	—
The Pointe	Tampa	253,000	Consolidated	100%	96.2%	98.9%	96.1%	96.4%	1.6%	23,369
Harborview Plaza	Tampa	205,000	Consolidated	100%	98.0%	98.0%	98.0%	98.0%	1.2%	—
TAMPA		1,682,000							9.5%	23,369

Hayden Ferry (3)	Phoenix	789,000	Consolidated	100%	93.8%	94.7%	88.0%	92.5%	5.2%	—
Tempe Gateway	Phoenix	264,000	Consolidated	100%	98.4%	98.7%	98.4%	98.7%	2.6%	—
111 West Rio (US Airways Bldg)	Phoenix	225,000	Unconsolidated	75%	100.0%	100.0%	—%	100.0%	0.3%	—
PHOENIX		1,278,000							8.1%	—

Bank of America Center	Orlando	421,000	Consolidated	100%	87.7%	90.5%	88.3%	90.5%	1.9%	—
Citrus Center	Orlando	261,000	Consolidated	100%	94.3%	94.4%	91.6%	91.7%	1.4%	—
One Orlando Centre	Orlando	356,000	Consolidated	100%	82.4%	76.0%	73.2%	73.1%	1.1%	—
ORLANDO		1,038,000							4.4%	—

Courvoisier Centre (3)	Miami	343,000	Unconsolidated	20%	86.5%	85.4%	84.1%	84.2%	0.6%	22,309
MIAMI		343,000							0.6%	22,309

TOTAL OFFICE PROPERTIES		16,237,000							97.0%	$1,160,977

Cousins Properties Incorporated	12	Q4 2016 Supplemental Information

PORTFOLIO STATISTICS

	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q16	End of Period Leased 3Q16	Weighted Average Occupancy 4Q16	Weighted Average Occupancy 3Q16	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
	OTHER PROPERTIES
	Emory Point Apartments (Phase I) (4)	Atlanta	404,000	Unconsolidated	75%	95.9%	96.2%	95.3%	92.0%	1.4%	36,328
	Emory Point Apartments (Phase II) (4)	Atlanta	257,000	Unconsolidated	75%	91.9%	87.0%	87.9%	79.0%	1.0%	28,701
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	90.0%	84.3%	86.5%	84.7%	0.4%	7,194
	Emory Point Retail (Phase II)	Atlanta	45,000	Unconsolidated	75%	78.9%	78.8%	75.0%	69.1%	0.2%	5,026
	TOTAL OTHER PROPERTIES		786,000							3.0%	77,249
	TOTAL PORTFOLIO		17,023,000							100%	1,238,226

(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended December 31, 2016.
(2)	Property level debt represents the Company's share of total debt as of December 31, 2016.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	Phase I consists of 443 units and Phase II consists of 307 units.

Cousins Properties Incorporated	13	Q4 2016 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	14	Q4 2016 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	December 31, 2016	December 31, 2015	September 30, 2016	4Q16 vs. 4Q15 % Change	4Q16 vs. 3Q16 % Change
Property Revenues (2)	$24,695	$23,752	$25,293	4.0%	(2.4)%
Property Operating Expenses (2)	10,093	9,771	10,238	3.3%	(1.4)%
Property Net Operating Income	$14,602	$13,981	$15,055	4.4%	(3.0)%

Cash Basis Property Revenues (3)	$24,850	$23,549	$24,982	5.5%	(0.5)%
Cash Basis Property Operating Expenses (4)	10,105	9,783	10,250	3.3%	(1.4)%
Cash Basis Property Net Operating Income	$14,745	$13,766	$14,732	7.1%	0.1%

End of Period Leased	91.8%	91.5%	91.8%
Weighted Average Occupancy	89.4%	90.4%	89.0%

	Year Ended
	December 31, 2016	December 31, 2015	% Change
Property Revenues (2)	$99,000	$95,259	3.9%
Property Operating Expenses (2)	39,669	39,341	0.8%
Property Net Operating Income	$59,331	$55,918	6.1%

Cash Basis Property Revenues (3)	$97,982	$93,153	5.2%
Cash Basis Property Operating Expenses (4)	39,716	39,387	0.8%
Cash Basis Property Net Operating Income	$58,266	$53,766	8.4%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2015, excluding properties subsequently sold. See Non-GAAP Financial Measures - Calculation and Reconciliations. Properties included in this reporting period are as follows:

	The American Cancer Society Center	Emory University Hospital Midtown Medical Office Tower	Meridian Mark Plaza
	Promenade	Terminus 100	Terminus 200
816 Congress
(2)
Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures. Net operating income for unconsolidated joint ventures is calculated as property revenue less property expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	15	Q4 2016 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended December 31, 2016				Year Ended December 31, 2016
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				780,743				2,509,455
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(19,656)				(155,216)
Net leased (square feet)	419,244	231,520	110,323	761,087	1,378,123	749,657	226,459	2,354,239
Number of transactions	14	18	10	42	57	78	28	163
Lease term (years) (2)	9.6	6.8	6.8	8.3	11.7	6.7	6.6	9.6

Net rent (per square foot) (2)(3)	$24.70	$27.15	$30.80	$26.32	$24.10	$24.24	$27.04	$24.52
Total leasing costs (per square foot) (2)(4)	(6.75)	(4.49)	(6.91)	(6.08)	(7.39)	(4.93)	(7.27)	(6.35)
Net effective rent (per square foot) (2)	$17.95	$22.66	$23.89	$20.24	$16.71	$19.31	$19.77	$18.17

Second generation leased square feet (2)(5)				660,377				1,303,753
Increase in second generation net rent (2)(3)(5)				18.7%				20.0%
Increase in cash basis second generation net rent (2)(5)(6)				14.7%				10.3%

(1) Excludes apartment and retail leasing at our mixed-use projects.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	16	Q4 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS (1)

Lease Expirations by Year

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rents ($000's) (2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2017	754,792	5.6%	$21,143	5.1%	$28.01
2018	997,019	7.4%	29,353	7.1%	29.44
2019	1,116,486	8.3%	31,847	7.7%	28.52
2020	1,021,135	7.6%	30,563	7.4%	29.93
2021	1,789,478	13.3%	53,535	13.0%	29.92
2022	2,065,821	15.3%	58,220	14.2%	28.18
2023	1,001,575	7.4%	30,595	7.5%	30.55
2024	918,063	6.8%	33,029	8.1%	35.98
2025 & Thereafter	3,802,231	28.3%	122,426	29.9%	32.20

Total	13,466,600	100.0%	$410,711	100.0%	$30.49

Lease Expirations Greater than 100,000 Square Feet Through Year End 2020

Expiration Date	Tenant	Market	Building	Square Feet Expiring
January 2019	National Union Fire Insurance Company	Atlanta	Northpark Town Center	105,362
April 2020	CO Space Properties, LLC	Atlanta	American Cancer Society Center	120,298

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	17	Q4 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS (1)

Lease Expirations by Year
Square Feet
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
754,792
997,019
1,116,486
1,021,135
1,789,478
2,065,821
1,001,575
918,063
3,802,231
2017
2018
2019
2020
2021
2022
2023
2024
2025 & Thereafter

Note: Company's share

Cousins Properties Incorporated	18	Q4 2016 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Percentage of Total Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Bank of America	1,139,724	$19,326,949	5.9%	7
2	Wells Fargo Bank, N.A.	277,598	7,736,691	2.3%	5
3	Blue Cross Blue Shield	227,592	6,015,257	1.8%	5
4	McGuireWoods LLP	198,648	5,743,205	1.7%	9
5	Hearst Communications, Inc.	181,323	5,420,943	1.6%	10
6	Smith, Gambrell & Russell, LLP	159,136	4,959,620	1.5%	5
7	American Cancer Society, Inc.	275,160	4,831,741	1.5%	4
8	OSI Restaurant Partners, LLC	167,723	4,766,688	1.4%	8
9	NASCAR Media Group, LLC	139,461	4,658,907	1.4%	4
10	Parsley Energy, LP	135,107	4,016,731	1.2%	8
11	US South Communications	196,223	3,895,888	1.2%	5
12	Board of Regents of the University System of Georgia	135,124	3,884,815	1.2%	7
13	K & L Gates LLP	110,914	3,736,155	1.1%	11
14	Carlton Fields Jorden Burt, PA	93,868	3,661,791	1.1%	9
15	CO Space Properties, LLC	120,298	3,611,153	1.1%	3
16	Chiquita Brands, LLC	137,790	3,260,112	1.0%	4
17	National Union Fire Insurance Company	105,362	2,963,184	0.9%	2
18	Vitera Healthcare Solutions, LLC	86,150	2,852,427	0.9%	11
19	Regus Equity Business Centers, LLC	91,444	2,641,751	0.8%	5
20	Gerdau Ameristeel US, Inc	80,653	2,410,211	0.7%	9
	Grand Total	4,059,298	$100,394,219	30.3%	6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	19	Q4 2016 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Legal 14.7%
Professional Services 13.3%
Technology 11.8%
Consumer Goods & Services 9.2%
Insurance 6.5%
Health Care 6.4%
Other 4.0%
Marketing/Media/ Creative 3.8%
Real Estate 3.1%
Construction/Design 2.6%
Energy 1.9%
Government 1.6%
Transportation 0.6%
Non Profit 0.5%
Financial 20.0%

(1) Represents Company's share of total revenues.

Cousins Properties Incorporated	20	Q4 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2016
Parkway Properties	Office	Various	Various	4Q	8,819,000	(1)
Cousins Fund II, L.P. (2)	Office	Various	100.0%	4Q	(2)	$279,100

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

					19,498,000	$2,508,600

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,479,000	$374,600

Cousins Properties Incorporated	21	Q4 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	$22,000
Post Oak Central	Office	Houston	100.0%	4Q	1,280,000	(1)
Greenway Plaza	Office	Houston	100.0%	4Q	4,348,000	(1)
Two Liberty Place	Office	Philadelphia	100.0%	4Q	941,000	219,000
191 Peachtree	Office	Atlanta	100.0%	4Q	1,225,000	267,500
Lincoln Place	Office	Miami	100.0%	4Q	140,000	80,000
The Forum	Office	Atlanta	100.0%	4Q	220,000	70,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Webb Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

					17,558,000	$2,529,000

(1) This transaction was part of the Parkway Merger. Please see further information in footnote 2 of the Form 10-Q for the three months ended
September 30, 2016 and in reports filed with the SEC by the Company, Parkway, and Parkway, Inc.
(2) Purchased the outside interest (approximately 70%) in a consolidated partnership for $279.1 million; this included cash from the recent sale of Two Liberty Place in
Philadelphia as well as the Hayden Ferry buildings in Tempe and 3344 Peachtree in Atlanta. Cousins now owns 100% of these buildings.

Cousins Properties Incorporated	22	Q4 2016 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		$123,000	$66,845
Office					158,000			74%	3Q17	3Q18
Retail					44,000			61%	3Q17	3Q18
Apartments					246			—%	3Q17	3Q18

864 Spring Street (NCR Phase I)	Office	Atlanta, GA	100%	3Q15	502,000	219,000	103,994	100%	1Q18	1Q18

8000 Avalon	Office	Atlanta, GA	90%	1Q16	224,000	73,000	42,152	19%	2Q17	2Q18

858 Spring Street (NCR Phase II)	Office	Atlanta, GA	100%	4Q16	260,000	119,000	16,242	100%	4Q18	4Q18

Dimensional Place	Office	Charlotte, NC	50%	4Q16		94,000	18,549
Office					266,000			100%	4Q18	4Q18
Retail					16,000			—%	4Q18	4Q18

Total						$628,000	$247,782

(1)
This schedule shows projects currently under active development and/or projects with a contractual obligation through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)
Amount represents 100% of the estimated project cost. Carolina Square is expected to be funded with a combination of equity from the partners and up to $79.8 million from a construction loan, which has $23.7 million outstanding as of December 31, 2016.

(3)	Represents the quarter which the Company estimates the first tenant occupies space.
(4)	Stabilization represents the earlier of the quarter in which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	23	Q4 2016 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	12
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
120 West Trinity	Atlanta	20.0%	5
Georgia			49

Victory Center	Dallas	75.0%	3
Texas			3

Corporate Center	Tampa	100.0%	7
Florida			7

Commercial Land Held (Acres)			59	43
Cost Basis of Commercial Land Held			$41,726	$16,386

Residential (1)

Callaway Gardens (2)	Atlanta	100.0%	217
Georgia			217

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held (Acres)			232	225
Cost Basis of Residential Land Held			$6,850	$3,544

Grand Total Land Held (Acres)			291	268
Grand Total Cost Basis of Land Held			$48,576	$19,930

(1)	Residential represents land that may be sold to third parties as lots or in large tracts for residential development.
(2)
Callaway Gardens was a consolidated joint venture. In January 2017, the Company withdrew from the joint venture. The Company no longer owns the land, but maintains a participation interest in future lot sales.

Cousins Properties Incorporated	24	Q4 2016 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2017	2018	2019	2020	2021	Thereafter	Total Principal	Deferred Loan Costs	Above/Below Market Value	Total	Company's Share Recourse (1)

Consolidated Debt
Floating Rate Debt
Term Loan, Unsecured (LIBOR + 1.20%-1.70%) (3)	100%	1.97%	12/2/21	—	—	—	—	250,000	—	250,000	(1,826)	—	248,174	250,000
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%) (2)	100%	1.87%	5/28/19	—	—	134,000	—	—	—	134,000	—	—	134,000	134,000
Total Floating Rate Debt				—	—	134,000	—	250,000	—	384,000	(1,826)	—	382,174	384,000

Fixed Rate Debt
Fifth Third Center	100%	3.37%	10/1/26	2,959	3,061	3,166	3,274	3,386	133,670	149,516	(650)	—	148,866	—
One Eleven Congress	100%	6.08%	6/11/17	128,000	—	—	—	—	—	128,000	—	2,002	130,002	—
The American Cancer Society Center (4)	100%	6.45%	9/1/17	127,508	—	—	—	—	—	127,508	(57)	—	127,451	—
Colorado Tower	100%	3.45%	9/1/26	—	573	2,343	2,425	2,510	112,149	120,000	(931)	—	119,069	—
Promenade	100%	4.27%	10/1/22	2,986	3,116	3,252	3,394	3,541	89,053	105,342	(345)	—	104,997	—
San Jacinto	100%	6.05%	6/11/17	101,000	—	—	—	—	—	101,000	—	1,562	102,562	—
816 Congress	100%	3.75%	11/1/24	1,568	1,628	1,690	1,754	1,821	76,411	84,872	(641)	—	84,231	—
Two Buckhead Plaza	100%	6.43%	10/1/17	52,000	—	—	—	—	—	52,000	—	1,515	53,515	—
3344 Peachtree	100%	4.75%	10/1/17	78,971	—	—	—	—	—	78,971	—	1,287	80,258	—
Meridian Mark Plaza	100%	6.00%	8/1/20	484	514	546	22,978	—	—	24,522	(96)	—	24,426	—
The Pointe	100%	4.01%	2/10/19	439	456	22,050	—	—	—	22,945	—	424	23,369	—
Total Fixed Rate Debt				495,915	9,348	33,047	33,825	11,258	411,283	994,676	(2,720)	6,790	998,746	—

Total Consolidated Debt				$495,915	$9,348	$167,047	$33,825	$261,258	$411,283	$1,378,676	$(4,546)	$6,790	$1,380,920	$384,000

Unconsolidated Debt
Floating Rate Debt
Emory Point I (LIBOR + 1.75%) (5)	75%	2.28%	4/9/17	43,522	—	—	—	—	—	43,522	—	—	43,522	—
Emory Point II (LIBOR + 1.85%, $46mm facility)	75%	2.38%	4/9/17	33,727	—	—	—	—	—	33,727	—	—	33,727	3,373
Carolina Square (LIBOR + 1.90%, $79.8mm facility)	50%	2.43%	5/1/18	—	11,870	—	—	—	—	11,870	—	—	11,870	2,967
Total Floating Rate Debt				77,249	11,870	—	—	—	—	89,119	—	—	89,119	6,340
									.
Fixed Rate Debt
Terminus 100	50%	5.25%	1/1/23	1,346	1,418	1,494	1,575	1,660	55,839	63,332	(76)	—	63,256	—
Terminus 200	50%	3.79%	1/1/23	770	800	831	863	896	36,281	40,441	(33)	—	40,408	—
Emory University Hospital Midtown Medical Office Tower	50%	3.50%	6/1/23	759	785	813	842	872	32,340	36,411	(153)	—	36,258	—
Courvoisier Centre	20%	4.60%	3/1/26	—	—	—	—	—	21,300	21,300	—	1,009	22,309	—
Total Fixed Rate Debt				2,875	3,003	3,138	3,280	3,428	145,760	161,484	(262)	1,009	162,231	—

Total Unconsolidated Debt				$80,124	$14,873	$3,138	$3,280	$3,428	$145,760	$250,603	$(262)	$1,009	$251,350	$6,340

Total Debt				$576,039	$24,221	$170,185	$37,105	$264,686	$557,043	$1,629,279	$(4,808)	$7,799	$1,632,270	$390,340

Total Maturities (5)				$561,840	$11,870	$156,018	$22,644	$250,000	$514,110	$1,516,482
% of Maturities				38%	1%	10%	2%	16%	34%	100%

Cousins Properties Incorporated	25	Q4 2016 Supplemental Information

DEBT SCHEDULE

Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$473,119	29%	2.06%	3.4
Fixed Rate Debt	1,156,160	71%	4.81%	4.6
Total Debt	$1,629,279	100%	4.01%	4.3

(1) Non-recourse loans are subject to customary carve-outs.
(2) Total borrowing capacity of the Credit Facility as of December 31, 2016 was $500 million. The spread over LIBOR at December 31, 2016 was 1.10%.
(3) Total borrowing capacity of the Term Loan as of December 31, 2016 was $250 million. The spread over LIBOR at December 31, 2016 was 1.20%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	26	Q4 2016 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
600,000
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
561,840
11,870
156,018
22,644
250,000
514,110
2017
2018
2019
2020
2021
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	27	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Income from Discontinued Operations
Rental Property Revenues	182,714	42,986	45,228	45,096	43,518	176,828	43,123	44,281	46,046	3,477	136,927
Rental Property Operating Expenses	(80,099)	(17,921)	(19,796)	(19,078)	(16,835)	(73,630)	(17,805)	(19,155)	(19,638)	(1,738)	(58,336)
Net Operating Income	102,615	25,065	25,432	26,018	26,683	103,198	25,318	25,126	26,408	1,739	78,591

Termination Fees	4,006	73	—	191	186	450	186	102	—	—	288
Interest and Other Income (Expense)	(8,093)	(2,004)	(1,999)	(1,980)	(2,026)	(8,009)	(1,975)	(1,965)	(1,956)	(126)	(6,022)
Transaction Costs	—	—	—	—	—	—	—	—	(494)	(5,855)	(6,349)
Third Party Management and Leasing Revenues	—	—	—	—	—	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(2)	—	—	—	—	—	—	—	—	—	—
FFO from Discontinued Operations	98,526	23,134	23,433	24,229	24,843	95,639	23,529	23,263	23,958	(4,242)	66,508

Depreciation and Amortization of Real Estate	(77,760)	(17,586)	(15,508)	(15,348)	(15,349)	(63,791)	(15,428)	(15,740)	(15,221)	(956)	(47,345)
Income (Loss) from Discontinued Operations	20,766	5,548	7,925	8,881	9,494	31,848	8,101	7,523	8,737	(5,198)	19,163

FFO and EBITDA
Net income available to common stockholders	45,519	7,203	7,951	53,620	56,744	125,518	22,796	7,765	11,657	36,892	79,109
Depreciation and amortization of real estate assets:
Consolidated properties	61,391	18,138	18,997	16,775	16,093	70,003	16,164	16,306	16,293	47,819	96,583
Discontinued properties	77,760	17,586	15,508	15,348	15,349	63,791	15,428	15,740	15,221	956	47,345
Share of unconsolidated joint ventures	11,915	2,743	2,772	2,891	3,239	11,645	3,259	3,231	3,268	4,146	13,904
Partners' share of real estate depreciation	—	—	—	—	—	—	—	—	—	(3,564)	(3,564)
(Gain) loss on sale of depreciated properties:
Consolidated properties	(30,188)	(286)	10	(36,167)	(42,316)	(78,759)	(14,190)	246	—	(59,589)	(73,533)
Discontinued properties	(1,767)	551	—	—	—	551	—	—	—	—	—
Non-controlling interest related to unitholders	—	—	—	—	—	—	—	—	—	784	784
Non-controlling interest related to the sale of depreciated properties	574	—	—	—	—	—	—	—	—	—	—
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	27,444	160,628
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	9,748	12,566	41,094
Non-Real Estate Depreciation and Amortization	913	423	374	414	410	1,621	377	335	328	325	1,365
Income Tax Provision (Benefit)	(20)	—	—	—	—	—	—	—	—	—	—
Gain on Sale of Third Party Management & Leasing Business	3	—	—	—	—	—	—	—	—	—	—
Acquisition and Merger Costs	1,130	83	2	19	195	299	19	2,424	1,940	26,488	30,871
Loss on Extinguishment of Debt	—	—	—	—	—	—	—	—	—	5,180	5,180
Impairment Loss	—	—	—	—	—	—	—	—	—	4,526	4,526
Preferred Stock Dividends and Original Issuance Costs	6,485	—	—	—	—	—	—	—	—	—	—
EBITDA (2)	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	58,455	76,529	243,664

Cousins Properties Incorporated	28	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	18,176	4,642	4,489	4,644	4,726	18,501	5,050	5,213	5,013	6,123	21,399
Other Properties	7,720	1,346	1,495	1,487	1,506	5,834	1,596	1,741	1,747	2,302	7,386
Net Operating Income	25,896	5,988	5,984	6,131	6,232	24,335	6,646	6,954	6,760	8,425	28,785
Sales Less Cost of Sales	2,207	—	242	2,038	—	2,280	—	—	—	190	190
Termination Fees	185	120	28	271	—	419	—	—	—	3,000	3,000
Interest Expense	(7,364)	(1,822)	(1,827)	(1,845)	(1,961)	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)
Other Income/(Expense)	536	68	106	12	182	368	454	87	72	303	916
Depreciation and Amortization of Non-Real Estate Assets	(46)	—	—	—	—	—	—	—	—	—	—
Funds from Operations - Unconsolidated Joint Ventures	21,414	4,354	4,533	6,607	4,453	19,947	5,093	5,015	4,794	9,566	24,468
Gain on Sale of Depreciated Investment Properties, net	1,767	—	—	—	—	—	—	—	—	—	—
Depreciation and Amortization of Real Estate	(11,913)	(2,743)	(2,772)	(2,891)	(3,239)	(11,645)	(3,259)	(3,231)	(3,268)	(4,147)	(13,905)
Net Income from Unconsolidated Joint Ventures	11,268	1,611	1,761	3,716	1,214	8,302	1,834	1,784	1,526	5,419	10,563

Market Capitalization
Common Stock price at Period End	11.42	10.60	10.38	9.22	9.43	9.43	10.38	10.40	10.44	8.51	8.51
Number of Common Shares/Units Outstanding at Period End	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,170	401,596	401,596
Common Stock Capitalization	2,472,578	2,294,582	2,249,201	1,979,267	1,994,568	1,994,568	2,180,911	2,185,778	2,194,175	3,417,582	3,417,582

Debt	792,344	847,948	849,772	779,570	721,293	721,293	767,811	777,485	888,378	1,380,920	1,380,920
Share of Unconsolidated Debt	215,158	219,428	225,241	227,194	225,724	225,724	224,430	222,514	223,944	251,350	251,350
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270

Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852

Credit Ratios
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270
Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852
Debt (2) / Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	33.6%	32.3%	32.3%

Total Assets - Consolidated	2,667,330	2,684,661	2,685,466	2,635,397	2,597,803	2,597,803	2,610,408	2,622,995	2,760,732	4,171,607	4,171,607
Accumulated Depreciation - Consolidated	400,593	435,939	470,360	542,084	463,008	463,008	486,747	519,075	539,719	269,339	269,339
Undepreciated Assets - Unconsolidated (2)	450,535	454,835	466,438	482,606	486,941	486,941	460,516	504,408	507,611	604,236	604,236
Less: Investment in Unconsolidated Joint Ventures	(100,498)	(100,821)	(103,665)	(103,470)	(102,577)	(102,577)	(110,138)	(114,455)	(116,933)	(179,397)	(179,397)
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270
Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785
Debt (2) / Total Undepreciated Assets (2)	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	30.1%	33.5%	33.5%

Cousins Properties Incorporated	29	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016

Coverage Ratios (2)
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	9,748	12,566	41,094
Scheduled Principal Payments	9,836	2,493	2,477	2,507	2,415	9,892	2,444	3,143	3,344	2,632	11,563
Preferred Stock Dividends	2,955	—	—	—	—	—	—	—	—	—	—
Fixed Charges	49,265	11,991	12,173	12,025	11,881	48,070	11,865	12,502	13,092	15,198	52,657
EBITDA	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	58,455	76,529	243,664
Fixed Charges Coverage Ratio (2)	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46	5.04	4.63

Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270
Net Debt (Debt (2) minus Cash)	1,007,502	1,062,988	1,073,041	1,001,433	945,014	945,014	986,777	999,053	1,015,081	1,596,583	1,596,583
Annualized EBITDA (3)	248,556	223,756	221,240	250,260	236,720	236,720	213,096	221,624	233,820	306,116	306,116
Debt (2) / Annualized EBITDA (3)	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.76	5.33	5.33
Net Debt / Annualized EBITDA (3)	4.05	4.75	4.85	4.00	3.99	3.99	4.63	4.51	4.34	5.22	5.22

Dividend Information
Cash Common Dividends (4)	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	16,821	23,577	74,126
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	27,444	160,628
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	27,444	160,628
Straight Line Rental Revenue	(22,093)	(6,285)	(5,786)	(4,623)	(3,315)	(20,009)	(3,595)	(3,434)	(3,449)	(8,489)	(18,967)
Above and Below Market Rents	(8,047)	(2,030)	(1,973)	(2,030)	(1,948)	(7,981)	(1,834)	(1,854)	(1,907)	(1,502)	(7,097)
Amortization of Above and Below Market Debt	—	—	—	—	—	—	—	—	—	(2,999)	(2,999)
Acquisition and Merger Costs	1,130	83	2	19	195	299	19	2,424	1,940	26,488	30,871
Loss on Extinguishment of Debt	—	—	—	—	—	—	—	—	—	5,180	5,180
Impairment Loss	—	—	—	—	—	—	—	—	—	4,526	4,526
Second Generation CAPEX	(35,054)	(12,139)	(13,259)	(14,208)	(14,608)	(54,214)	(7,904)	(13,166)	(13,968)	(11,838)	(46,876)
Deferred Income - Tenant Improvements	—	—	—	—	(48)	(48)	(280)	(488)	(564)	(594)	(1,926)
FAD (2)	101,140	25,564	24,222	31,625	29,385	110,796	29,863	26,770	28,491	38,216	123,340
Cash Common Dividends (4)	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	16,821	23,577	74,126
FAD Payout Ratio (2)	60.9%	67.9%	71.5%	54.8%	58.5%	62.5%	56.7%	62.8%	59.0%	61.7%	60.1%

Operations Ratios
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785
General and Administrative Expenses	19,787	3,493	5,936	2,976	4,513	16,918	8,242	4,691	4,368	8,290	25,591
Annualized General and Administrative Expenses (5) / Total Undepreciated Assets	0.58%	0.40%	0.67%	0.33%	0.52%	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	31,187	11,632	12,294	10,941	11,954	46,821	4,867	10,356	7,992	10,021	33,236
Second Generation Building Improvements	3,867	507	965	3,267	2,654	7,393	3,037	2,810	5,976	1,817	13,640
	35,054	12,139	13,259	14,208	14,608	54,214	7,904	13,166	13,968	11,838	46,876

Cousins Properties Incorporated	30	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

(in thousands)	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Rental Property Revenues
Same Property	$24,695	$23,752	$25,293	$99,000	$95,259
Non-Same Property	103,397	76,769	77,854	331,961	315,248
	$128,092	$100,521	$103,147	$430,961	$410,507

Rental Property Operating Expenses
Same Property	$10,093	$9,771	$10,238	$39,669	$39,341
Non-Same Property	37,860	29,162	31,287	131,010	129,934
	$47,953	$38,933	$41,525	$170,679	$169,275

Rental Property Revenues
Consolidated Properties	$111,432	$47,324	$46,575	$249,814	$196,244
Discontinued Operations	3,477	43,497	46,046	136,927	176,828
Share of Unconsolidated Joint Ventures	13,183	9,679	10,526	44,220	37,435
	$128,092	$100,500	$103,147	$430,961	$410,507

Rental Property Operating Expenses
Consolidated Properties	$41,456	$18,650	$18,122	$96,908	$82,545
Discontinued Operations	1,738	16,836	19,638	58,336	73,630
Share of Unconsolidated Joint Ventures	4,759	3,447	3,765	15,435	13,100
	$47,953	$38,933	$41,525	$170,679	$169,275

Cash Basis Rental Property Revenues
Rental Property Revenues	$128,092	$100,521	$103,147	$430,961	$410,507
Less: Straight Line Rent	8,489	3,315	3,449	18,968	20,008
Less: Non-cash Income	1,887	1,526	2,097	7,500	6,043
	$117,716	$95,680	$97,601	$404,493	$384,456

Cash Basis Rental Property Revenues
Same Property	$24,850	$23,549	$24,982	$97,982	$93,153
Non-Same Property	92,866	72,131	72,619	306,511	291,303
	$117,716	$95,680	$97,601	$404,493	$384,456

Cash Basis Rental Property Operating Expenses
Rental Property Operating Expenses	$47,953	$38,933	$41,525	$170,679	$169,275
Non-Cash Expense	(148)	19	16	(102)	(40)
	$47,805	$38,952	$41,541	$170,577	$169,235

Cash Basis Rental Property Operating Expenses
Same Property	$10,105	$9,783	$10,250	$39,716	$39,387
Non-Same Property	37,700	29,169	31,291	130,861	129,848
	$47,805	$38,952	$41,541	$170,577	$169,235

Cousins Properties Incorporated	31	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Net Income	$37,887	$56,855	$11,657	$80,104	$125,629
Net operating income from unconsolidated joint ventures	8,426	6,232	6,760	28,785	24,335
Net operating income from discontinued operations	1,739	26,683	26,408	78,591	103,198
Fee income	(2,379)	(2,091)	(1,945)	(8,347)	(7,297)
Other income	(481)	(499)	(152)	(1,050)	(828)
Reimbursed expenses	796	916	795	3,259	3,430
General and administrative expenses	8,290	4,513	4,368	25,592	16,918
Interest expense	10,089	5,520	5,754	26,650	22,735
Depreciation and amortization	48,145	16,503	16,622	97,948	71,625
Acquisition and merger costs	20,633	195	1,446	24,521	299
Other expenses	5,205	190	173	5,888	1,181
Loss on extinguishment of debt	5,180	—	—	5,180	—
Income from unconsolidated joint ventures	(5,418)	(1,214)	(1,527)	(10,562)	(8,302)
Gain on sale of investment properties	(63,169)	(42,720)	—	(77,114)	(80,394)
Income (loss) from discontinued operations	5,198	(9,494)	(8,737)	(19,163)	(31,297)
Net Operating Income	$80,141	$61,589	$61,622	$260,282	$241,232

Net Operating Income
Same Property	$14,602	$13,981	$15,055	$59,331	$55,918
Non-Same Property	65,539	47,608	46,567	200,951	185,314
	$80,141	$61,589	$61,622	$260,282	$241,232

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(3) Annualized equals quarter amount annualized.
(4) The fourth quarter 2016 dividend was declared and paid in the first quarter of 2017. It will appear in the first quarter 2017 GAAP financial statements and disclosures.
(5) Quarter amount represents quarter annualized; year-to-date represents year-to-date actual.

Cousins Properties Incorporated	32	Q4 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings as well as building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards. In addition, the Company excludes leasing costs and building improvements associated with properties identified as under redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and merger costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment

Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	33	Q4 2016 Supplemental Information